Benchmark Electronics First Quarter 2024 Financial Results May 1, 2024

Forward-Looking 2024 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for second quarter and fiscal year 2024 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made. On January 1, 2024, the Company updated its definition of certain non-GAAP financial measures to exclude stock-based compensation expense. The Company recast its fiscal 2023 non-GAAP financial measures to present this information on a consistent basis. See Appendix 2 for the reconciliation table.

First Quarter 2024 Results Revenue of $676M with A&D and Semi-Cap growth offset by softness in Medical and Communications GAAP and non-GAAP* gross margin of 10.0%, up 80 bps and 70 bps year-over-year, respectively GAAP operating margin of 3.8% with non-GAAP* of 4.9%, up 50 bps year-over-year GAAP EPS of $0.38 and non-GAAP* EPS of $0.55 Reduced inventory by $140M year-over-year, equal to 17 Days Generated positive Free Cash Flow of $43 million * Fiscal 2023 financial results have been recast for comparative purposes to exclude stock-based compensation expense in our non-GAAP adjustments. See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Arvind Kamal Interim Chief Financial Officer

First Quarter 2024 Revenue by Market Sector Q1-24 Mar 31, 2024 Revenue by Mix and Market Sector Dec 31, 2023 Mar 31, 2023 For the Three Months Ended (Dollars in Millions) Sector   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Semi-Cap   25% $166   24% $168 (1)%   21% $149 12% Complex Industrials   21% $141   19% $132 6%   21% $144 (2%) Medical   17% $115   18% $126 (9%)   20% $137 (16%) A&D   16% $106   15% $102 3%   11% $79 33% Advanced Computing   13% $90   14% $95 (4%)   14% $96 (6%) Next-Gen Comms   8% $58   10% $68 (16%)   13% $90 (36%) Total Revenue 100% $676 100% $691 (2%) 100% $695 (3%)

First Quarter 2024 Financial Summary (Dollars in Millions, except EPS) Mar 31, 2024 Dec 31, 2023 Q/Q Mar 31, 2023 Y/Y Net Sales $676 $691 (2%) $695 (3%) GAAP Gross Margin 10.0% 10.3% (30) bps 9.2% 80 bps GAAP SG&A $37.3 $35.6 5% $38.2 (2%) GAAP Operating Margin 3.8% 4.6% (80) bps 3.3% 50 bps GAAP Diluted EPS $0.38 $0.49 (21%) $0.35 10% GAAP ROIC 8.6% 9.1% (50) bps 7.4% 120 bps Net Sales $676 $691 (2%) $695 (3%) Non-GAAP Gross Margin 10.0% 10.3% (30) bps 9.3% 70 bps Non-GAAP SG&A $34.7 $33.1 5% $33.8 3% Non-GAAP Operating Margin 4.9% 5.5% (60) bps 4.4% 50 bps Non-GAAP Diluted EPS $0.55 $0.65 (14%) $0.51 8% Non-GAAP ROIC 9.6% 9.3% 30 bps 9.6% 0 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Trended Non-GAAP Results with and without Stock-Based Compensation (Dollars in Millions, except EPS) See APPENDIX 1 and APPENDIX 2 for reconciliations of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update

Liquidity Update (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex Debt Structure (In Millions) Mar 31, 2024 Senior Secured Term Loan $126 Revolving Credit Facility Drawn Amount $190 * Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, is a non-GAAP measure Strong balance sheet and leverage ratio Working down inventory to help drive free cash flow Continued to reduce net debt position in the quarter For the Three Months Ended (In Millions) Mar 31, 2024 Dec 31, 2023 Mar 31, 2023 Cash Flows from (used in) Operations $48 $137 ($25) FCF (1) $43 $126 ($64) Cash $296 $283 $212 International $271 $270 $192 US $25 $13 $20

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.9 million paid in January 2024 Recurring quarterly dividend of $0.165 per share paid to shareholders as of March 31, 2024 on April 12, 2024 Recurring quarterly dividends to continue until further notice Share Repurchases No share repurchases in Q1 2024 Share repurchase program remaining authorization of $155 million as of March 31, 2024 Will consider share repurchases opportunistically

Second Quarter 2024 Guidance Q2 2024 Net Sales $615 - $655 million Gross Margin – non-GAAP ~10% Operating Margin – non-GAAP 4.7% - 4.9% Other Expenses, Net ~$7 million Restructuring Charges $2.0 million Amortization of Intangibles $1.2 million Stock-Based Compensation Expense $4.4 million Effective Tax Rate 22% – 24% Diluted EPS – GAAP $0.32 - $0.38 Diluted EPS – non-GAAP $0.48 - $0.54 Diluted Weighted-Average Shares ~ 36 million This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Business Trends Jeff Benck - CEO

Sector Outlook Q2-24 Q/Q FY2024 Y/Y Sector Commentary Semi-Cap We continue to out-perform the market due to share gain Several key new wins during the quarter across multiple customers 2024 remains dynamic with market recovery expected in 2025 Complex Industrials Demand reduction coupled with inventory rebalancing weighing on 1H:24 performance; expected to gradually improve in 2H:24 Continuing to win and invest given the market opportunity Medical Seeing softness across medical devices driven by inventory re-balancing and demand normalization Securing multiple wins in our expanding bio-tech business A&D Defense continues to benefit from upside demand from base business and proliferation of new wins Commercial aerospace remains strong Advanced Computing Large HPC build completed in Q1 2024 Working on prototypes for several next-generation systems Opportunity to participate in AI demand via large cluster environments Next-Gen Comms Reductions in capital spending are broadly impacting the sector Some specific programs are being pushed out several quarters Demand expected to remain challenged throughout 2024

Summary Progress Toward 2024 Objectives Manage volatility while continuing to progress to our target model profitability Delivered year-on-year expansion of non-GAAP Gross and Operating Margins in each quarter since we introduced our 2025 target model in Q4 2022 Continue to work down inventory, driving positive Free Cash Flow Reduced Q1 inventory year-over-year by $140M, equivalent to 17 inventory days Exceeded our $70-$80M per year Free Cash Flow forecast in 2023 and are increasing our target range for 2024 to $80-$90M Return capital to investors through dividends and opportunistic share repurchasing We maintained our dividend but did not purchase shares in the quarter

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 2 - Reconciliation of Non-GAAP Financial Results Excluding Stock-Based Compensation Expense to Previously Reported Amounts